UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K12B

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

PIEDMONT LITHIUM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	00-0000000
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2N Main Street Suite 100 Belmont, North Carolina	28012
(Address of Principal Executive Offices)	(Zip Code)

(704) 461-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	PLL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.03	Material Modification to Rights of Security Holders.

Completion of Redomiciliation

On May 17, 2021, the redomiciliation (“Redomiciliation”) of Piedmont Lithium Limited, a public company incorporated under the laws of the State of Western Australia (“Piedmont Australia”) was implemented in accordance with the Scheme Implementation Deed, dated December 9, 2020, between Piedmont Australia and Piedmont Lithium Inc., a Delaware corporation (“Piedmont Delaware). The terms “we,” “our,” “us” or the “Company” refer to Piedmont Australia prior to the Redomiciliation and Piedmont Delaware after the Redomiciliation. As a result of the Redomiciliation, the jurisdiction of incorporation of the ultimate parent company of Piedmont Australia and its wholly owned subsidiaries was changed from Australia to Delaware.

The Redomiciliation was effected pursuant to a statutory Scheme of Arrangement under Australian law (the “Scheme”). Upon the effectiveness of the Redomiciliation, our primary listing changed from the Australian Securities Exchange (“ASX”) to Nasdaq Capital Market (“Nasdaq”).  We maintain an ASX listing via Chess Depositary Interests (“CDIs”), with each CDI representing 1/100th of a share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).  In connection with the Scheme:

•	holders of ordinary shares of Piedmont Australia received one CDI in Piedmont Delaware for each ordinary share on the Scheme record date; and

•
holders of American Depository Shares (“ADSs”) of Piedmont Australia, each of which previously represented 100 ordinary shares of Piedmont Australia, received one share of Common Stock in Piedmont Delaware for each ADS held on the Scheme record date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomiciliation, the certain rights of our shareholders are no longer governed by Piedmont Australia’s organizational documents and instead are now governed by Piedmont Delaware’s Certificate of Incorporation and the amended and restated bylaws (the “Bylaws”), which are attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference. A summary of the material terms of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is the successor issuer to Piedmont Australia, the Company’s Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Piedmont Lithium Inc., filed with the Secretary of State of the State of Delaware on January 19, 2021.

3.2	Amended and Restated Bylaws of Piedmont Lithium Inc., dated January 19, 2021.

99.1	Description of Capital Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT LITHIUM INC.

Dated: May 18, 2021

	By:	/s/ Keith Phillips
Keith Phillips
President and Chief Executive Officer